UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2019
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01.     Other Information.
On April 26, 2019, Perrigo Company plc (“Perrigo” or the “Company”) received a revised Notice of Proposed Adjustment (the “NOPA”) from the U.S. Internal Revenue Service (“IRS”) Examination team auditing Athena Neurosciences, Inc. (“Athena”), for the tax years ending December 31, 2011 - 2013. Athena was acquired as a U.S. subsidiary by Elan Corporation, plc (“Elan”) in 1996 and Perrigo acquired Elan through the December 2013 business combination between Perrigo's predecessor and Elan. As described below, the NOPA is based on the IRS’s construction of events in 1996 and proposes a payment of $843 million, which represents additional tax and a 40% penalty. This amount excludes consideration of offsetting tax attributes and potentially material interest.
As previously reported, on July 11, 2017, Perrigo received a draft NOPA relating to transfer pricing positions for the IRS audit of Athena for these years. The draft asserted that Elan owed Athena additional royalty income related to its discovery and preliminary development of Tysabri® prior to the acquisition of Athena by Elan in 1996. In response to the draft NOPA, Perrigo provided the IRS with substantial additional documentation and had discussions with the Examination team as recently as June 2018. Since then, Perrigo received no other communications from the IRS until receipt of the revised NOPA.
Athena originally reported royalties based on transfer pricing documentation prepared by its external tax advisors. The revised NOPA carries forward the theory in the draft NOPA that when Elan took over the future funding of Athena’s in-process R&D in 1996 it should have paid a substantially higher royalty rate for the right to exploit Athena’s IP. The IRS Examination team developed a theoretical 24.7% license royalty rate based on the financial data contained in the original purchase price allocation done in 1996. The proposed income adjustments were then generated by applying that royalty rate to Tysabri® sales revenue.
Perrigo strongly disagrees with the IRS income position. Perrigo also believes that the original transfer pricing methodology was appropriate and that no penalty should apply. Perrigo will pursue all available administrative and judicial remedies, including potentially those available under the U.S. - Ireland Income Tax Treaty to alleviate double taxation, given that Elan and its subsidiaries already reported the income claimed by the IRS in Ireland.
While Perrigo believes its position to be correct, there can be no assurance of an ultimate favorable outcome, and if the matter is resolved unfavorably it could have a material adverse impact on Perrigo’s liquidity and capital resources. Based on the current facts and circumstances, the Company does not expect this development to materially impact its financial statements. It is important to note that no payment of the additional amounts is required until the matter is resolved administratively, judicially, or through treaty negotiation, nor does the Company anticipate that the NOPA will have a material adverse impact on its liquidity position, unless and until a final determination of the matter is reached that is adverse to the Company, which could take a number of years.
Forward-Looking Statements

Certain statements in this current report are "forward-looking statements." These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "forecast," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control, including: the timing, amount and cost of any share repurchases; future impairment charges; the success of management transition; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than we do; pricing pressures from customers and consumers; resolution of uncertain tax positions, including the Company's appeal of the Notice of Assessment (“NoA”) issued by the Irish Office of the Revenue Commissioners and the Notice of Proposed Adjustment (“NOPA”) issued by the U.S. Internal Revenue Service and the impact that an adverse result in such proceedings would have on operating results, cash flows and liquidity; potential third-party claims and litigation, including litigation relating to our restatement of previously-filed financial information and litigation relating to uncertain tax positions, including the NoA and NOPA; potential impacts of ongoing or future government investigations and regulatory initiatives; the impact of tax reform legislation and healthcare policy; general economic conditions; fluctuations in currency exchange rates and interest rates; the consummation of announced acquisitions or dispositions and the success of such transactions, and our ability to realize the desired benefits thereof; and our ability to execute and achieve the desired benefits of announced cost-reduction efforts, strategic and other initiatives. Statements regarding the separation of the RX business, including the expected benefits, anticipated timing, form of any such separation and whether the separation ultimately occurs, are all subject to various risks and uncertainties, including future financial and operating results, our ability to separate the business, the effect of existing interdependencies with our manufacturing and shared service operations, and the tax consequences of the planned separation to us or our shareholders. Furthermore, we may incur additional tax liabilities in respect of 2016 and prior years or be found to have breached certain provisions of Irish company law in connection with our restatement of our previously filed financial statements, which may result in additional expenses and penalties. These and other important factors, including those discussed under "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2018, as well as the Company's subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this current report are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd W. Kingma
Dated:	April 29, 2019		Todd W. Kingma
Executive Vice President, General Counsel and Secretary